UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2014

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alan D. Shortall Restricted Stock Award

On November 14, 2014, Unilife Corporation (the “Company”), following the approval of the Company’s stockholders at the 2014 Annual Meeting of Stockholders on November 13, 2014, awarded 4,000,000 shares of restricted common stock to Alan D. Shortall. This restricted stock award is subject to performance-based vesting and also contains service-based clawback provisions. The performance-based vesting will be based on the Company’s achievement of the following stock price milestones, for a minimum of 20 out of 30 consecutive trading days, on or before the fifth anniversary of the grant date:

Per Share Stock Price	Performance Vesting Percentage
$6	25%

$8	50%

$10	75%

$12	100%

The award will be forfeited, to the extent not vested, on the fifth anniversary of the grant date. Therefore, Mr. Shortall will not realize any of the award’s value unless he delivers a sustained and material increase in stockholder value.

In addition, if prior to the fourth anniversary of the date of grant Mr. Shortall resigns from employment or if the Company terminates his employment for cause, Mr. Shortall would be required to return a specified percentage of any previously vested shares to the Company (or, if those shares have already been sold, he would be required to pay to the Company cash equal to the greater of the sale proceeds or the then current value of the shares). The specified percentage would be determined as follows:

Termination Date	Percentage of Otherwise Vested Shares Required to be Returned

Prior to November 14, 2015	100%

On or after November 14, 2015, but prior to November 14, 2016	75%
On or after November 14, 2016, but prior to November 14, 2017	50%
On or after November 14, 2017, but prior to November 14, 2018	25%

The vesting of any otherwise unvested portion of the award will accelerate (and all service-based clawback provisions will lapse) if, while the award remains outstanding, the Company experiences a change in control (as defined in the Unilife Corporation Amended and Restated 2009 Stock Incentive Plan (the “Plan”)) or Mr. Shortall’s employment ceases due to his death, disability or termination without cause.

The award is described in greater detail in Proposal 6 in the Company’s Proxy Statement (the “Proxy Statement”) for the 2014 Annual Meeting of Stockholders. The Proxy Statement was filed with the Securities and Exchange Commission (“SEC”) on October 2, 2014. The description of the award contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the form of award, which was filed with the SEC as Exhibit 4.2 to the Company’s Form S-8 filed on November 14, 2014 and is incorporated herein by reference in its entirety.

Amended and Restated 2009 Stock Incentive Plan

On November 13, 2014, the Company’s stockholders, upon recommendation of the Board, approved the Plan. The Plan is described in greater detail in Proposal 5 in the Proxy Statement for the 2014 Annual Meeting of Stockholders. The Proxy Statement was filed with the SEC on October 2, 2014. The description of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which was filed with the SEC as Annex A to the Company’s Proxy Statement on Schedule 14A filed on October 2, 2014 and is incorporated herein by reference in its entirety.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 13, 2014, the Company held its Annual Meeting of Stockholders. The following proposals were submitted by the Company’s Board of Directors to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal No. 1 — The election of the persons named below as directors to hold office until our annual meeting of stockholders to be held in 2015 and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

All director nominees were elected and the votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Slavko James Joseph Bosnjak	41,718,199	1,559,173	17,518,513

Jeff Carter	40,696,315	2,581,057	17,518,513

William Galle	41,879,595	1,397,777	17,518,513

John Lund	42,342,898	934,474	17,518,513

Mary Katherine Wold	42,603,519	673,853	17,518,513

Alan D. Shortall	40,896,391	2,380,981	17,518,513

Proposal No. 2 — Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015.

The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015 was ratified and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
60,485,400	210,006	100,479	—

Proposal No. 3 — Advisory vote regarding the approval of compensation paid to certain executive officers.

The compensation of the Company’s named executive officers was approved, on an advisory basis, and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
34,117,944	8,356,877	802,551	17,518,513

Proposal No. 4 — For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by the Company of 7,308,800 shares of commons stock (equivalent to 43,852,800 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement the Company entered into with Cantor Fitzgerald & Co. dated October 3, 2013, pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that we filed with the SEC on October 4, 2012.

The issuance and sale by the Company of 7,308,800 shares of commons stock (equivalent to 43,852,800 CDIs) under the Controlled Equity Offering Sales Agreement the Company entered into with Cantor Fitzgerald & Co. dated October 3, 2013, pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that the Company filed with the SEC on October 4, 2012 was ratified and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
40,868,342	1,909,643	499,387	17,518,513

Proposal No. 5 — For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issue and transfer of securities under the 2009 Stock Incentive Plan and to approve the 2009 Stock Incentive Plan, as proposed to be amended as an exception to ASX Listing Rule 7.1.

The issue and transfer of securities under the 2009 Stock Incentive Plan and the proposed amendment to the 2009 Stock Incentive Plan were approved and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
34,584,320	8,289,250	403,802	17,518,513

Proposal No. 6 — For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve the grant of up to 4,000,000 shares of restricted stock to Alan D. Shortall on the terms set out in the Proxy Statement.

The grant of up to 4,000,000 shares of restricted stock to Alan D. Shortall on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
32,693,354	10,027,717	556,301	17,518,513

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1 Unilife Corporation Amended and Restated 2009 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed on October 2, 2014)

4.2 Form of Unilife Corporation Non-Plan-Based Restricted Stock Award Agreement (incorporated by reference to Exhibit 4.2 of the Company’s Form S-8 filed on November 14, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: November 18, 2014	By:	/s/ Alan Shortall
Alan Shortall
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

4.1	Unilife Corporation Amended and Restated 2009 Stock Incentive Plan (incorporated by reference to Annex A to the Registrant’s Proxy Statement on Schedule 14A filed on October 2, 2014)

4.2	Form of Unilife Corporation Non-Plan-Based Restricted Stock Award Agreement (incorporated by reference to Exhibit 4.2 of the Company’s Form S-8 filed on November 14, 2014)